UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                             SIGA TECHNOLOGIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                 ----------------------------------------------

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ---------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         ---------------------------------------------------------------
     (3) Filing Party:

         ---------------------------------------------------------------
     (4) Date Filed:

         ---------------------------------------------------------------

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 620
                            New York, New York 10170
                                 (212) 672-9100

                                                                   July 30, 2001

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022 at 9:00 a.m. on Wednesday, August 15, 2001. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

      Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. Accordingly, please date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                                      Sincerely,


                                      /s/ Donald G. Drapkin
                                      ----------------------
                                      DONALD G. DRAPKIN
                                      Chairman of the Board

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 620
                            New York, New York 10170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 15, 2001

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SIGA Technologies, Inc., a Delaware corporation ("Siga"), will be held on Wednesday, August 15, 2001, at 9:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, for the following purposes:

      1.    To elect six Directors to the Board of Directors of Siga;

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of Siga for the fiscal year ending December 31, 2001;

      3. To approve the amendment and restatement of Siga's Amended 1996 Incentive and Non-Qualified Stock Option Plan; and

      4. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

      Stockholders of record at the close of business on July 11, 2001 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the Annual Meeting and, for any purpose germane to the Annual Meeting, during the ten days prior to the Annual Meeting, at the office of the Secretary of Siga, 420 Lexington Avenue, Suite 620, New York, New York 10170, during ordinary business hours.

      All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      By Order of the Board of Directors,


                                      /s/ Thomas N. Konatich
                                      ----------------------
                                      Thomas N. Konatich
                                      Secretary

New York, New York
July 30, 2001

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 620
                            New York, New York 10170

                               ------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 15, 2001

                               ------------------

      This proxy statement is furnished to stockholders of SIGA Technologies, Inc. ("Siga") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Siga (the "Board") for use in voting at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, 37th Floor, New York, New York 10022, on Wednesday, August 15, 2001, at 9:00 a.m., and at any adjournment or postponement thereof.

      This proxy statement, and the accompanying form of proxy, are first being mailed to stockholders on or about July 31, 2001.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

      The Board has fixed the close of business on July 11, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of July 11, 2001, Siga had issued and outstanding 8,053,808 shares of common stock and 935,521 shares of Series A preferred stock. The common stock and Series A preferred stock together comprise all of Siga's issued and outstanding voting stock.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

      o by writing a letter delivered to Thomas N. Konatich, Secretary of Siga, stating that the proxy is revoked;

      o     by submitting another proxy with a later date; or

      o     by attending the Annual Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

      Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of Siga's nominees as a director; (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of Siga for the fiscal year ending December 31, 2001; (iii) FOR approval of the amendment and restatement of Siga's Amended 1996 Incentive and Non-Qualified Stock Option Plan; and (iv) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. Siga does not presently anticipate any other business will be presented for action at the Annual Meeting.

Voting at the Annual Meeting

      Each share of common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders, including the election of directors. Cumulative voting by stockholders is not permitted.

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      A plurality of the votes cast is required for the election of directors. Abstentions and broker "non-votes" are not counted for the purpose of the election of directors.

      The affirmative vote of a majority of the shares of common stock represented and voted at the Annual Meeting is required for approval of Proposals Two and Three. Abstentions will have the same effect as a vote "against" Proposals Two and Three, whereas broker non-votes are not considered to have been voted on Proposals Two and Three.

Solicitation

      We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional pay for the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Six Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the six persons named in the table below as Directors of Siga, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for Director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION (ITEM 1 ON THE ENCLOSED PROXY CARD) OF MESSRS. DRAPKIN, CERRONE, CONSTANCE, OZ, ROSE AND WEINER AS DIRECTORS.

Director Information

      The following table sets forth the name and age of each Director, including data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors:

Name                          Age           Position
----                          ---           --------

Donald G. Drapkin             53            Chairman of the Board and Director

Gabriel M. Cerrone            29            Director

Thomas E. Constance           65            Director

Mehmet C. Oz, M.D.            40            Director

Eric A. Rose, M.D.            50            Director

Michael Weiner, M.D.          55            Director

      Donald G. Drapkin has served as Chairman of the Board and a Director of Siga since April 19, 2001. Mr. Drapkin has been a Director and Vice Chairman of MacAndrews & Forbes Holdings Inc. and various of its affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years. Mr. Drapkin is also a Director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Anthracite Capital, Inc.; Black Rock Asset Investors; Genta Inc.; The Molson Companies Limited; Panavision, Inc.; Playboy Enterprises, Inc.; Playboy.com, Inc.; ProxyMed, Inc.; Revlon Consumer Products Corporation; Revlon, Inc.; The Warnaco Group, Inc.; and Weider Nutrition International Inc.

      Gabriel M. Cerrone has served as a Director of Siga since April 19, 2001. Mr. Cerrone has been Senior Vice President of Investments of Fahnestock & Co., Inc., a financial services firm since March 1999. From March 1998 to March 1999, Mr. Cerrone was Managing Director of Investments at Barington Capital, L.P., a merchant bank, and, from June 1994 to February 1998, he was Senior Vice President of Investments at Blair & Company, a financial services firm focusing on microcap companies. Mr. Cerrone is a Director of the following privately-held companies: Callisto Pharmaceuticals, Inc. and Macro Holdings, LLC. He is also the sole general partner of Panetta Partners, Ltd., a firm which acts as an investor in, and consultant to, primarily emerging technology companies. Mr. Cerrone is a 1994 graduate of New York University's Stern School of Business.

      Thomas E. Constance has served as a Director of Siga since April 19, 2001. Mr. Constance is Chairman and a partner of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City. Mr. Constance is a Director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934:
Uniroyal Technology Corp. and The Kroll-O'Gara Company. Mr. Constance is also a Director of Callisto Pharmaceuticals, Inc., a privately-held company. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Board of Barington Capital, L.P.

      Mehmet C. Oz, M.D. has served as a Director of Siga since April 19, 2001. Dr. Oz has been a Cardiac Surgeon at Columbia University Presbyterian Hospital since 1993 and an Associate Professor of Surgery there since July 2000. Dr. Oz directs the following programs at Columbia University Presbyterian Hospital: the mechanical device program, the complementary medicine program, the clinical profusion program and clinical trials of new surgical technology. Dr. Oz received his undergraduate degree from Harvard University in 1982, and, in 1986, he received a joint M.D. and M.B.A. from the University of Pennsylvania Medical School and the Wharton School of Business.

      Eric A. Rose, M.D. has served as a Director of Siga since April 19, 2001. From April 19, 2001 until June 21, 2001, Dr. Rose served as Interim Chief Executive Officer of Siga. Dr. Rose is currently Chairman of the Department of Surgery and Surgeon-in-Chief of the Columbia Presbyterian Center of New York Presbyterian Hospital, a position he has held since August 1994. Dr. Rose is a past President of the International Society for Heart and Lung Transplantation. Dr. Rose was recently appointed as Morris & Rose Milstein Professor of Surgery at Columbia University's College of Physicians and Surgeons' Department of Surgery. Dr. Rose is also a Director of the following corporation that files reports pursuant to the Securities Exchange Act of 1934: Nexell Therapeutics Inc. (f/k/a VimRx). Dr. Rose is a graduate of both Columbia College and Columbia University College of Physicians & Surgeons.

      Michael Weiner, M.D. has served as a Director of Siga since April 19, 2001. Dr. Weiner has been a Professor of Pediatrics at Columbia University College of Physicians and Surgeons since 1996. Dr. Weiner is also the Director of Pediatric Oncology at New York Presbyterian Hospital. Dr. Weiner was formerly a Director of Nexell Therapeutics, Inc. (f/k/a VimRx) from March 1996 to February 1999. Dr. Weiner is a 1972 graduate of the New York State Health Sciences Center at Syracuse, and he was a post graduate student at New York University and Johns Hopkins.

Board Meetings and Committees

      During fiscal year 2000, there were three meetings of the Board of Directors. A quorum of Directors was present, either in person or telephonically, for all of the meetings. Actions were also taken during the year by the unanimous written consent of the Directors.

      Since June 29, 2001, Siga's audit committee has been composed of Drs. Mehmet Oz and Michael Weiner, neither of whom is an employee of Siga. Through its written charter, a copy of which is attached as Appendix 1 hereto, the audit committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor's fees and recommending the engagement of the auditors to the full Board of Directors.

      Since June 29, 2001, Siga's compensation committee has been composed of Drs. Mehmet Oz and Michael Weiner, neither of whom is an employee of Siga. The compensation committee administers Siga's stock option plan and other corporate benefits programs. The compensation committee also reviews and approves bonuses, stock option grants, compensation, philosophy and current competitive status, and executive officer compensation.

Audit Committee Report

      The current audit committee was formed on June 29, 2001. The members of the audit committee during fiscal year 2000 (the "2000 Audit Committee") were Messrs. Jeffrey Rubin and Thomas N. Lanier, neither of whom was an employee of Siga. The 2000 Audit Committee, which consisted solely of independent (as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards) members of the Board of Directors, reviewed and discussed with management the audited financial statements included in Siga's Annual Report on Form 10-K for fiscal year 2000. Additionally, the 2000 Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61. The 2000 Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP, the independent accountants, required by Independence Standards Board Standard No. 1 and discussed with the independent accountant the independent accountant's independence. Based upon the above review and discussions, the 2000 Audit Committee recommended to the Board of Directors that the audited financial statements be included in Siga's Annual Report on Form 10-K for fiscal year 2000 for filing with the Securities and Exchange Commission.

      The current members of the audit committee are: Dr. Mehmet C. Oz and Dr. Michael Weiner.

                                   MANAGEMENT

Officers

      The following table sets forth certain information with respect to the officers of Siga:

Name                       Age     Position
----                       ---     --------

Philip N. Sussman          49      President and Chief Executive Officer

Thomas N. Konatich         55      Vice President and Chief Financial Officer,
                                   Treasurer and Secretary

Dennis E. Hruby, Ph.D.     49      Chief Scientific Officer

      Philip N. Sussman has served as Siga's President and Chief Executive Officer since June 22, 2001. From September 1999 through June 2001, Mr. Sussman was the Executive Vice President - Corporate Development of Memory Pharmaceuticals Corp, a privately held biopharmaceutical company. From September 1993 through September 1999, he was an officer of Cadus Pharmaceutical Corporation, rising to the position of Senior Vice President - Finance and Corporate Development and Chief Financial Officer. Prior to that, Mr. Sussman was Director of Strategy and Business Development for the pharmaceuticals division of Ciba-Geigy Corp. (now Novartis Corp.). Mr. Sussman has an S.M. in management from the Sloan School of Management at the Massachusetts Institute of Technology, an M.S. in biotechnology from Manhattan College and a B.S. in physics from the State University of New York at Stony Brook.

      Thomas N. Konatich has served as Siga's Vice President, Chief Financial Officer and Treasurer since April 1, 1998 and as our Secretary since June 29, 2001. From November 1996 through March 1998, Mr. Konatich served as Chief Financial Officer and a Director of Innapharma, Inc., a privately held pharmaceutical development company. From 1993 through November 1996, Mr. Konatich served as Vice President and Chief Financial Officer of Seragen, Inc., a publicly traded biopharmaceutical development company. From 1988 to 1993, he was Treasurer of Ohmicron Corporation, a privately held biotechnology company. Mr. Konatich has an M.B.A. from the Columbia Graduate School of Business.

      Dennis E. Hruby, Ph.D. has served as Siga's Chief Scientific Officer since June 2000. From April 1, 1997 until June 2000 Dr. Hruby served as Vice-President of Research. From January 1996 through March 1997, Dr. Hruby served as a senior scientific advisor to Siga. Dr. Hruby is a Professor of Microbiology at Oregon State University, and from 1990 to 1993 was Director of the Molecular and Cellular Biology Program and Associate Director of the Center for Gene Research and Biotechnology. Dr. Hruby specializes in virology and cell biology research, and the use of viral and bacterial vectors to produce recombinant vaccines. He is a member of the American Society of Virology, the American Society for Microbiology and a fellow of the American Academy of Microbiology. Dr. Hruby received a Ph.D. in microbiology from the University of Colorado Medical Center and a B.S. in microbiology from Oregon State University.

Summary Compensation Table

      The following table sets forth the total compensation paid or accrued for the years ended December 31, 2000, 1999 and 1998 for Siga's Chief Executive Officer, its two other most highly compensated individuals who served as executive officers of Siga and earned compensation in excess of $100,000 during the fiscal year ended December 31, 2000 and the one other officer who earned compensation in excess of $100,000 during the fiscal year ended December 31, 2000 (the "Named Officers").

                               Annual Compensation

                                                                                                      Long Term
                                                                                                  Compensation Stock
                                                                             Other Annual        Underlying Options/
           Name/Principal Position               Year      Salary ($)      Compensation ($)          Warrants (#)
           -----------------------               ----      ----------      ----------------          ------------
Joshua D. Schein, Ph.D., Chief Executive         2000       250,000               --                    500,000
Officer and Director (1)                         1999       225,000               --                    150,000
                                                 1998       170,940               --                     16,667

Judson A. Cooper, Executive Vice President       2000       250,000               --                    500,000
and Director (1)                                 1999       225,000               --                    150,000
                                                 1998       170,939               --                     16,667

Thomas N. Konatich, Vice President, Chief        2000       170,000               --                    100,000
Financial Officer, Treasurer and Secretary       1999       170,000               --                     --
(2)                                              1998       120,172               --                     95,000

Dennis E. Hruby, Ph.D., Chief Scientific         2000       180,000               --                    125,000
Officer (3)                                      1999       170,000               --                     --
                                                 1998       167,148               --                     40,000

----------
(1) Resigned as an executive officer and director of Siga effective as of April 19, 2001.
(2)   Assumed position of Secretary of Siga effective as of June 29, 2001.
(3)   Not an executive officer.

Option Grants for the Year Ended December 31, 2000

      The following table sets forth grants of stock options to each of the Named Officers for the year ended December 31, 2000. The exercise price per share of each option was equal to the fair market value at the time of the grant, except for the grants to Dr. Hruby. The grants to Dr. Hruby were non-Plan grants at a discount of approximately 50% to market.

                      Option Grants in the Last Fiscal Year

                            Number of
                            Securities       Percent of Total
                            Underlying      Options Granted to
                         Options Granted    Employees in Fiscal    Exercise Price per
Name                           (#)             Year (%) (1)           Share ($/SH)           Expiration Date
----                           ---             ------------           ------------           ---------------
Joshua D. Schein             500,000               43.8                   2.00                   1/19/10
Judson A. Cooper             500,000               43.8                   2.00                   1/19/10
Thomas N. Konatich           100,000                8.7                   2.00                   1/19/10
Dennis E. Hruby              125,000                (2)                   2.00                   1/19/10

----------
(1) Based on options to purchase an aggregate of 1,144,000 shares of common stock granted under the Amended 1996 Incentive and Non-Qualified Stock Option Plan.
(2) Options were granted outside the Amended 1996 Incentive and Non-Qualified Stock Option Plan.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides certain summary information concerning stock options held as of December 31, 2000 by each of the Named Officers. No options were exercised during fiscal 1999 by any of the Named Officers.

                                                                      Value of Unexercised In-The-
                              Number of Securities Underlying            Money-Options at Fiscal
                                    Unexercised Options                     Year-End ($)(1)
Name                          Exercisable       Unexercisable       Exercisable        Unexercisable
----                          -----------       -------------       -----------        -------------
Joshua D. Schein                  662,501              37,500           735,938               70,313
Judson A. Cooper                  662,501              37,500           735,938               70,313
Thomas N. Konatich                 85,000             110,000            37,500               62,500
Dennis E. Hruby                    52,500             122,500            25,000              100,000

----------
(1) Based upon the closing price on December 31, 2000 as reported on the Nasdaq SmallCap Market and the exercise price per option.

Director Compensation

      During fiscal year 2000, no fees were paid to directors, and no directors were reimbursed for expenses incurred.

      Subject to the approval of the amendment and restatement of Siga's Amended 1996 Incentive and Non-Qualified Stock Option Plan (the "Option Plan") by our stockholders (Proposal 3 to be voted upon at the meeting to which this Proxy Statement relates), Siga has granted options ("Contingent Options") to purchase shares of Siga common stock to its directors under that plan. The number of shares for which each director has been granted Contingent Options is set forth in parentheses after his name: Donald G. Drapkin (1,125,000), Gabriel M. Cerrone (1,075,000), Thomas E. Constance (225,000), Mehmet C. Oz (100,000), Eric A. Rose
(600,000) and Michael Weiner (100,000). The exercise price for each Contingent Option will be

$2.50, the fair market value at the date of grant, and all Contingent Options will be immediately exercisable upon approval of the amendment and restatement of the Option Plan.

Employment Contracts

      Philip N. Sussman, Siga's President and Chief Executive Officer, entered into an employment agreement with Siga on June 22, 2001. This employment agreement is to expire on June 21, 2003 and may be extended, at Siga's sole discretion, for periods of one year upon notice by Siga to Mr. Sussman no later than six months prior to the end of the term. If Siga fails to extend the initial term of the employment agreement for at least one year, Mr. Sussman will be eligible to receive certain benefits, including severance pay equal to six months of base salary and reimbursement for six months of COBRA continuation medical coverage, upon expiration of the agreement. The annual base salary due to Mr. Sussman under the employment agreement is $300,000, and Mr. Sussman is eligible for an annual bonus, based upon his performance and that of Siga, at Siga's sole discretion. Under the terms of the employment agreement, Siga granted to Mr. Sussman on June 29, 2001 non-qualified stock options to purchase 420,000 shares of Siga common stock at an exercise price of $3.94 per share. The options become exercisable on a pro rata basis on the first, second, third and fourth anniversaries of the agreement.

      Dr. Joshua Schein, Siga's former Chief Executive Officer, resigned as Chief Executive Officer effective as of April 19, 2001. Prior to his resignation, Dr. Schein was employed under an agreement through December 31, 1999 which had a base annual salary of $225,000 and granted him 16,667 options per year, exercisable at the fair market value on the date of the grant. In January 2000 he entered into a new employment agreement with Siga which agreement was amended and restated as of October 6, 2000, would expire January 2005 and was cancelable by Siga only for cause, as defined in the agreement. The agreement was renewable for additional one year terms unless cancelled by either party in writing 180 days prior to cancellation. Dr. Schein received an annual base salary of $250,000 and he was granted 500,000 fully vested stock options upon signing the new agreement. The options are exercisable at $2.00 per share, the fair market value on the date of grant. He was eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. Under the amended and restated agreement, in the event of a change of control, Dr. Schein would be paid his compensation for the remainder of his employment term and would receive a tax gross-up payment, and all unvested options held by Dr. Schein would become vested and exercisable. In addition, Dr. Schein would receive a cash payment equal to 1.5% of the total consideration received by Siga in a sale of all or substantially all of Siga's assets or stock, or a transaction where the holders of Siga's voting capital stock immediately prior to the transaction own less than a majority of the voting capital stock of the acquiring or surviving entity. In the event of a sale, merger or public spin-out of any subsidiary or material asset of Siga, Dr. Schein would receive a fee equal to 1.5% of the value of Siga's shares of the subsidiary or material assets. Pursuant to the Separation Agreement between Dr. Schein and Siga, dated as of March 30, 2001, the employment agreement between Dr. Schein and Siga was terminated.

      Judson Cooper, Siga's former Chairman of the Board of Directors and Executive Vice President, resigned those positions effective as of April 19, 2001. Prior to his resignation, Mr. Cooper was employed under an employment agreement through December 31, 1999 which had a base annual salary of $225,000 and granted him 16,667 options per year, exercisable at the fair market value on the date of the grant. In January 2000 he entered into a new employment agreement which agreement was amended and restated October 6, 2000, would expire January 2005 and was cancelable by Siga only for cause, as defined in the agreement. The agreement was renewable for additional one year terms unless cancelled by either party in writing 180 days prior to cancellation. Mr. Cooper received an annual base salary of $250,000 and he was granted 500,000 fully vested stock options upon signing the new agreement. The options are exercisable at $2.00 per share, the fair market value on the date of grant. He is eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. Under the amended and restated agreement, in the event of a change of control, Mr. Cooper would be paid his compensation for the remainder of his employment term and would receive a tax gross-up payment, and all unvested options held by Mr. Cooper would become vested and exercisable. In addition, Mr. Cooper would receive a cash payment equal to 1.5% of the total consideration received by Siga in a sale of all or substantially all of Siga's assets or stock, or a transaction where the holders of Siga's voting capital stock immediately prior to the transaction own less than a majority of the voting capital stock of the acquiring or surviving entity. In the event of a sale, merger or public spin-out of any subsidiary or material asset of Siga, Mr. Cooper would receive a fee equal to 1.5% of the value of Siga's shares of the subsidiary or material assets. Pursuant to the Separation Agreement between Mr. Cooper and Siga, dated as of March 30, 2001, the employment agreement between Mr. Cooper and Siga was terminated.

      Thomas Konatich, Siga's Vice President, Chief Financial Officer, Treasurer and Secretary, is employed by Siga under an employment agreement that was to expire April 1, 2000. On January 19, 2000 the employment agreement was amended and in October 2000, the agreement was amended and restated. The amended agreement expires on April 1, 2002 and is cancelable by Siga only for cause, as defined in the agreement. Mr. Konatich receives an annual base salary of $170,000. He received options to purchase 95,000 shares of common stock, at $4.44 on April 1, 1998. The options vest on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. On January 19, 2000 he received an additional grant of options to purchase 100,000 shares of common stock at an exercise price of $2.00 per share. The options vest on a pro rata basis each quarter through January 19, 2002. Mr. Konatich is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. Under the amended and restated agreement, as a result of the change of control that occurred on April 19, 2001, Mr. Konatich would, upon termination within 18 months of such change of control, be paid his compensation for the remainder of his employment term and would receive a tax gross-up payment. Under the terms of the amended agreement, upon a change of control, Mr. Konatich was entitled to have funds in the amount of such remaining salary and gross-up payment placed in escrow in his name, although no such escrow fund has been established. Additionally, as a result of the change of control, all unvested options held by Mr. Konatich have become vested and exercisable.

      Dr. Dennis Hruby, Siga's Chief Scientific Officer, has an employment agreement with Siga which was to expire on December 31, 2000. In May 2000 the employment agreement was amended extending Dr. Hruby's employment until December 31, 2002 (provided, however, that Siga may terminate the agreement upon 180 days written notice) and changing Dr. Hruby's title from Vice President of Research to Chief Scientific Officer. Dr. Hruby received options to purchase 40,000 shares of common stock at an exercise price of $4.63 per share on February 1, 1998. The options become exercisable on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. Dr. Hruby is eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. Under the amended agreement, Dr. Hruby was granted options to purchase 125,000 shares of common stock at an exercise price of $2.00 per share. The options vest ratably over the remaining term of the amendment.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following tables set forth certain information regarding the beneficial ownership of Siga's voting securities as of July 6, 2001 of (i) each person known to Siga to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of Siga, (iii) each Named Officer, and (iv) all directors and officers of Siga as a group. As of July 11, 2001, a total of 8,053,808 shares of common stock and a total of 935,521 shares of Series A preferred stock were outstanding and entitled to vote at the annual meeting. Each share of common stock and Series A preferred stock is entitled to one vote on matters on which common stockholders are eligible to vote. The column entitled "Percentage of Total Voting Stock" shows the percentage of total voting stock beneficially owned by each listed party.

                            Ownership of Common Stock

                                                                  Percentage of           Percentage of
Name and Address of                Amount of Beneficial           Common Stock             Total Voting
Beneficial Owner (1)                   Ownership (2)              Outstanding           Stock Outstanding
--------------------                   -------------              -----------           -----------------
Judson Cooper                          1,152,117(3)                   13.1%                   11.9%

Howard Gittis                            826,851(4)                    9.7%                    9.0%
35 East 62nd Street
New York, NY 10021

Panetta Partners, Ltd.(5)                817,700(6)                    9.4%                    8.5%
265 E. 66th Street,
Suite 16G
New York, NY 10021

Joshua D. Schein, Ph.D                 1,178,517(3)                   13.4%                   12.1%

Richard B. Stone                         556,615                       6.9%                    6.2%
135 East 57th Street
11th Floor
New York, NY 10022

Philip N. Sussman                              0                         *                       *

Thomas N. Konatich                       195,000(7)                    2.4%                    2.2%

Dennis E. Hruby                           90,000(7)                    1.1%                    1.0%

Donald G. Drapkin                      1,652,945(8)(9)(10)            19.6%                   19.2%
35 East 62nd Street
New York, NY 10021

Gabriel M. Cerrone(5)                    817,700(6)                    9.4%                    8.5%
265 E. 66th Street,
Suite 16G
New York, NY 10021

Thomas E. Constance                            0(11)                     *                       *
919 Third Avenue
41st Floor
New York, NY 10022

Mehmet C. Oz, M.D                         25,000(12)                     *                       *
177 Fort Washington Ave
New York, NY  10032

Eric A. Rose, M.D                        100,000(13)                   1.2%                    1.1%
122 East 78th Street
New York, NY 10021

Michael Weiner, M.D                       25,000(12)                     *                       *
161 Fort Washington Ave
New York, NY 10032

All Officers and                       2,905,645(14)                  31.8%                   30.0%
Directors as a group
(nine persons)

----------

      *     Less than 1% of the outstanding shares of common stock.
      (1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 620, New York, NY 10170.
      (2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. Unless and until stockholders approve the amendment and restatement of the Option Plan (as defined below) (see Proposal 3), no person is deemed to have "beneficial ownership" of any common stock issuable upon exercise of Contingent Options. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
      (3) Includes currently exercisable options to purchase 700,001 shares of common stock owned directly and beneficial ownership of options to purchase 12,500 shares of common stock, held by Prism Ventures LLC, an entity jointly owned by Mr. Cooper and Dr. Schein.
      (4) Includes 243,414 shares issuable upon conversion of preferred stock and 226,087 shares issuable upon exercise of a warrant.
      (5) Mr. Cerrone, as the sole general partner of Panetta Partners, Ltd., may be deemed to beneficially own the shares owned by Panetta Partners, Ltd.
      (6) Includes 634,700 shares issuable upon exercise of warrants. Does not include 1,075,000 shares of common stock issuable upon exercise of Contingent Options, subject to stockholder approval of the amendment and restatement of the Option Plan.
      (7) Messrs. Konatich and Hruby own no shares of common stock. All shares listed as beneficially owned by Messrs. Konatich and Hruby are shares issuable upon exercise of currently exercisable stock options.
      (8) Includes 373,913 shares issuable upon conversion of preferred stock. Does not include 1,125,000 shares of common stock issuable upon exercise of Contingent Options, subject to stockholder approval of the amendment and restatement of the Option Plan.
      (9) Mr. Drapkin has entered into a management restructuring agreement, pursuant to which he has been granted proxies giving him voting power over an aggregate of 905,632 shares of common stock, included in the figures in the above table.
      (10) Mr. Drapkin holds, inter alia, a warrant (an "Investor Warrant") to purchase 347,826 shares of common stock. However, the Investor Warrant provides that, with certain limited exceptions, it is not exercisable if, as a result of such exercise, the number of shares of Common Stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of such Investor Warrant) would exceed 9.99% of the outstanding shares of common stock. As a result of the restrictions described in the immediately preceding sentence and the other securities which Mr. Drapkin may be deemed beneficially to own, Mr. Drapkin's Investor Warrant is not presently exercisable. If not for the 9.99% limit, Mr. Drapkin could be deemed to beneficially own 2,000,771 shares of common stock, or 22.8% of the outstanding shares of common stock and 21.4% of the total shares of voting stock outstanding.
      (11) Does not include 225,000 shares of common stock issuable upon exercise of Contingent Options, subject to stockholder approval of the amendment and restatement of the Option Plan.
      (12) Includes 12,500 shares issuable upon exercise of warrants. Does not include 100,000 shares of common stock issuable upon exercise of Contingent Options, subject to stockholder approval of the amendment and restatement of the Option Plan.
      (13) Includes 50,000 shares issuable upon exercise of warrants. Does not include 600,000 shares of common stock issuable upon exercise of Contingent Options, subject to stockholder approval of the amendment and restatement of the Option Plan.
      (14)  See footnotes (5), (6), (7), (8), (9), (10), (11), (12) and (13).

                      Ownership of Series A Preferred Stock

Name and Address of                                                            Percentage of Series A
Beneficial Owner (1)                 Amount of Beneficial Ownership (2)        Preferred Stock Outstanding
--------------------                 ----------------------------------        ---------------------------
Howard Gittis                                     243,414(3)                              20.6%

Frank J. and Mary Anne Loccisano                   56,095                                  5.7%
50 I.U. Willets Road
Roslyn, NY  11576

Alfons Melohn                                     262,099                                 21.9%
1995 Broadway, 14th Floor
New York, NY  10023

Philip N. Sussman                                       0                                  *

Thomas N. Konatich                                      0                                  *

Dennis E. Hruby                                         0                                  *

Donald G. Drapkin                                 373,913(4)                              28.6%

Gabriel M. Cerrone                                      0                                  *

Thomas E. Constance                                     0                                  *

Mehmet C. Oz, M.D.                                      0                                  *

Eric A. Rose, M.D.                                      0                                  *

Michael Weiner, M.D.                                    0                                  *

All Officers and                                  373,913                                 28.6%
Directors as a group
(nine persons)

----------

      *     Less than 1% of the outstanding shares of common stock.
      (1) Unless otherwise indicated the address of each beneficial owner identified is as set forth in the Ownership of Common Stock table above.
      (2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
      (3) On July 16, 2001, these shares of Series A preferred stock, together with accrued dividends thereon, were converted into 246,719 shares of common stock.
      (4) On July 16, 2001, these shares of Series A preferred stock, together with accrued dividends thereon, were converted into 379,859 shares of common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Effective January 15, 1998, Siga entered into a consulting agreement with Prism Ventures LLC pursuant to which Prism had agreed to provide certain business services to Siga, including business development, operations and other advisory services, licensing, strategic alliances, merger and acquisition activity, financings and other corporate transactions. Pursuant to the terms of the agreement, Prism received an annual fee of $150,000 and 16,667 stock options per year. The agreement had an initial term of three years and was subject to successive automatic one-year renewal terms unless either party notified the other at least 90 days prior to the expiration date of the initial term or any renewal term. Mr. Cooper and Dr. Schein are the members of Prism. In October of 1998, Siga and Prism agreed to suspend the agreement for as long as the two principals are employed by Siga under the provisions of their amended employment agreements. During 1999 and 2000, Prism received no payments pursuant to the agreement. Pursuant to a management restructuring agreement among Siga, Mr. Drapkin, Mr. Cerrone, Mr. Constance, Dr. Rose, Mr. Cooper and Dr. Schein, dated March 30, 2001, the consulting agreement was terminated at no cost to Siga.

      Effective September 9, 1999, Siga entered into a consulting agreement with Stefan Capital, LLC pursuant to which Stefan has agreed to provide certain business services to Siga. Pursuant to the terms of the agreement, Stefan received five year warrants to purchase 100,000 shares of Siga's common stock at an exercise price of $1.00. None of the warrants were exercisable until September 9, 2000, at which time 50,000 warrants became exercisable. Mr. Jeffrey Rubin, one of Siga's former directors, is a principal of Stefan.

      Effective January 19, 2000, Siga entered into a consulting agreement with Mr. Scott Eagle, a former director. Mr. Eagle provided consulting services concerning Siga's strategic review and development of alternate internet and related technologies. The agreement expired on January 19, 2001. Pursuant to the terms of the agreement, Mr. Eagle received five year warrants to purchase 50,000 shares of Siga's common stock at an exercise price of $1.00 per share.

      Thomas E. Constance is Chairman of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City, which Siga has retained to provide legal services during fiscal year 2001.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as Siga's independent auditors to audit the financial statements of Siga for the fiscal year ending December 31, 2001 and recommends that stockholders vote for ratification of this appointment. PricewaterhouseCoopers LLP has audited Siga's financial statements since January 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

      If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider its selection of auditors. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of Siga and its stockholders.

Audit Fees

      PricewaterhouseCoopers LLP billed Siga $78,500, in the aggregate, for professional services rendered by them for the audit of Siga's annual financial statements for the fiscal year ended December 31, 2000, and the reviews of the interim financial statements included in Siga's form 10-Q filed during the year ended December 31, 2000.

All Other Fees

      PricewaterhouseCoopers LLP billed Siga $55,065, in the aggregate, for all other services rendered by them (other than those covered above under "Audit Fees") during the fiscal year ended December 31, 2000.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS SIGA'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 PROPOSAL NO. 3

           APPROVAL OF THE AMENDMENT AND RESTATEMENT OF SIGA'S AMENDED
               1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

      The Board of Directors has adopted, subject to stockholder approval, an amendment and restatement of the amended 1996 Incentive and Non-Qualified Stock Option Plan (the "Option Plan"). The amendment and restatement was adopted on May 3, 2001 and was further refined by the Board of Directors on June 29, 2001. The amendment and restatement renames the Option Plan the Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, increases the aggregate number of shares issuable under the Option Plan from 2,500,000 to 7,500,000 and makes certain other changes to the Option Plan. As of July 11, 2001, there were 2,056,061 options outstanding under the Option Plan. Siga has granted Contingent Options to purchase a total of 3,225,000 shares of common stock to its directors. These Contingent Options will vest immediately upon approval of the amendment and restatement of the Option Plan - see "Director Compensation" under the heading "Proposal No. 1" above for additional information about the Contingent Options.

         The adoption of the amendment and restatement by the Board of Directors reflects a determination by the Board that ensuring the continued availability of a sufficient number of options available for grant under the Option Plan is important to our ongoing and continuing efforts to attract and retain key senior management personnel and increase the interest of our executive officers in our continuing success.

      The following summary is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix 2.

Description of the Option Plan

      The purposes of the Option Plan are to attract and retain the best available personnel, to provide an additional incentive to our employees, consultants and non-employee directors and to promote the success of our business.

      The Option Plan is administered by the compensation committee (the "Committee") of the Board of Directors comprised of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). However, with respect to the non-employee members of the Board of Directors and any individuals that are not reasonably expected to be "covered employees" under Code Section 162(m) or in any other situation that the Board of Directors elects, the entire Board of Directors may act as the Committee. The Committee designates the persons to receive options, the number of shares subject to each option and the terms of the options, including the option's price and period of exercisability, subject to certain limitations and as permitted by the Option Plan.

      The maximum number of shares of common stock available for issuance under the Option Plan is 7,500,000 shares (the previously approved 2,500,000 and 5,000,000 added by this amendment) subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Shares of common stock subject to options granted under the Option Plan that expire or terminate are available for options to be issued under the Option Plan. The Option Plan now provides that no individual may be granted options with respect to more than 4,900,000 shares in any calendar year.

Eligibility

      Options may be granted to (i) officers and salaried employees of Siga and its subsidiaries (including salaried employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors, (iii) such consultants to Siga as the Committee shall select in its sole discretion, and (iv) any other key persons, as determined by the Committee in its sole discretion. For this purpose, an employee means an individual who is (or is expected to be) classified as an employee of Siga for purposes of Siga's payroll. The granting of Options is discretionary, and Siga cannot now determine the number or type of Options that will be granted in the future to any particular person or group. While the Option Plan previously had provided that non-employee directors received automatic annual option grants, the Option Plan now provides that non-employee directors may be granted options in the discretion of the Board of Directors.

Options

      The Option Plan provides for the grant of (i) stock options not intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("NQSOs") and (ii) stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"). Each Option shall be evidenced by an "Option Agreement" containing such terms and conditions as the Committee shall determine.

      Non-Qualified Stock Options. The exercise price-per-share of each NQSO shall be determined by the Committee on the date of grant, but shall not be less than that required by law. Each Option Agreement shall set forth the vesting schedule for the Option. Unless the Option Agreement provides for pre-vesting exercise, as described below, an NQSO first shall become exercisable when, and to the extent that, it is vested. Each NQSO shall be exercisable in whole or in part for a term of ten years. The exercise price shall be paid in cash or, unless provided otherwise in the applicable Option Agreement, in shares of common stock valued at their fair market value on the date of exercise or by means of a "cashless exercise" in which some or all of the shares to be granted upon the exercise are sold to provide the exercise price, or, at the discretion of the Committee, by such other provision as the Committee may from time to time prescribe. In addition, Siga, in its sole discretion, may lend, with full recourse, the exercise price to the participant or guarantee a loan from a third party to the participant.

      The following treatment now applies to NQSOs in the event of a participant's termination of employment, unless the Option Agreement provides otherwise: To the extent that the option was not exercisable at the time of termination, it shall expire at the close of business (the commencement of business in the case of a termination for Cause, as defined in the Plan) on the date of termination. To the extent that the option was exercisable at the time of termination, it shall expire on the earlier of the expiration of its term and
(i) 90 days after the termination of employment, if the termination was any reason other than "Cause," "Disability" (as defined in the Option Plan) or death and (ii) one year after the termination of employment if the termination was by reason of Disability or death. In the case of a termination of employment for Cause, the option shall expire as of the commencement of business of the effective date of the termination.

      Incentive Stock Options. Generally, ISOs are options that may provide a participant with certain federal income tax benefits that are not available with NQSOs, provided that the participant holds the shares acquired upon exercise of the ISO for at least two years after the date the ISO is granted and at least one year after the exercise date. The rules for ISOs under the Option Plan are the same as with respect to NQSOs, except as follows:

            1.    ISOs may only be granted to employees.

            2. The exercise price-per-share of each ISO must be at least the fair market value of a share of common stock on the date on which such ISO is granted.

            3. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Siga is subject to the following additional limitations: (i) the exercise price-per-share of the ISO must be at least 110% of the fair market value of a share of common stock at the time any such ISO is granted and
                  (ii) the ISO cannot be exercisable after the expiration of five years from the grant date.

            4. The aggregate fair market value (determined on the grant date) of shares of common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year under the Option Plan or any other plan of Siga or its subsidiaries may not exceed $100,000.

      Reload Options. The Option Plan now provides that in certain circumstances, the Committee may include in an Option Agreement evidencing an option (the "Original Option") a provision that a "reload option" shall be granted to the participant if such participant delivers shares of common stock in partial or full payment of the exercise price of the Original Option. The reload option will relate to a number of shares of common stock equal to the number of shares of common stock delivered, and will have an exercise price-per-share equal to the fair market value of a share of common stock on the date of the exercise of the Original Option.

      Pre-Vesting Exercise. The Option Plan now provides that the Committee, in an Option Agreement, may permit a participant to exercise an ISO or NQSO before it is vested. The shares of common stock that the participant receives upon such pre-vesting exercise will be subject to certain restrictions. The participant may not transfer the shares until they vest and if the participant's employment with Siga terminates for any reason, any unvested shares will be forfeited and Siga will repay the exercise price to the participant.

Transferability of Options

      Options granted under the Option Plan are exercisable during the participant's lifetime only by the participant and are not transferable by the participant, other than by will or the laws of descent and distribution.

Forfeiture of Gain in Certain Events

      The Option Plan now provides that if, within one year after a participant exercises an Option, the Committee determines in its discretion that Siga has been materially harmed by the participant, whether such harm (a) results in the participant's termination of employment for Cause or (b) results from any activity of the participant determined by the Committee to be in competition with any activity of Siga, or otherwise inimical, contrary or harmful to Siga's interests (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against Siga's interests), then any gain realized by the participant from the exercise shall be paid by the participant to Siga upon notice from Siga. Such gain shall be determined as of the date of exercise, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. Siga shall have the right to offset such gain against any amounts otherwise owed to the participant by Siga (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

Certain Corporate Changes

      The Option Plan provides for an adjustment in the number of shares of common stock available to be issued under the Option Plan and the number of shares of common stock subject to existing options upon any change in Siga's capitalization, stock dividend or split, reverse stock split, merger, consolidation, combination or exchange of shares and certain other similar events.

Amendment and Termination

      The Board of Directors may suspend, discontinue, revise or amend the Option Plan at any time and in any respect, subject to stockholder approval to the extent necessary to comply with applicable law and listing requirements. Generally, no amendment to the Option Plan may reduce a participant's rights under any previously granted Option without the participant's prior written consent.

Limitations Imposed by Section 162(m)

      If and to the extent that the Committee determines that Siga's federal tax deduction in respect of an Option may be limited as a result of Section 162(m) of the Code, the Committee may delay payments to the participant with respect to the option and, in exchange, the Committee shall credit to an account on the books and records of Siga a cash amount equal to the fair market value of the shares of common stock subject to such option (a "Book Account"). The amounts credited to the Book Account will be paid to the participant within thirty days after the date the compensation paid to the participant no longer is subject to the deduction limitation under Section 162(m) of the Code.

Summary of Federal Tax Consequences

      The following description of the principal federal income tax consequences of Options under the Option Plan is based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with Options under the Option Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary.

      Non-Qualified Stock Options. In general, an optionee will not be deemed to receive any income at the time an NQSO is granted, nor will Siga be entitled to a federal tax deduction at that time.

      When an optionee exercises an NQSO, other than a pre-vesting exercise, the optionee will recognize ordinary compensation income equal to the excess of (a) the fair market value on the exercise date of the common stock received as a result of such exercise over (b) the option exercise price, and Siga will be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQSO will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of the common stock received on exercise of the NQSO, the optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An optionee's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on the optionee's holding period and the date the optionee disposes of the shares. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than one year will be subject to tax at a maximum rate of 20% (10% for individuals in the 15% tax bracket). The Code currently provides that net long-term capital gain shares held for more than five years may be subject to a reduced rate.

      If all or any part of the exercise price of an NQSO is paid by the optionee with shares of common stock (including, based upon proposed regulations under the Code, shares previously acquired upon exercise of an ISO), no gain or loss will be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQSO equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraph as though issued upon the exercise of the NQSO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and Siga's deduction, will not be affected by whether the exercise price is paid in cash or in shares of common stock.

      Pre-Vesting Exercise of an NQSO. If an optionee exercises an NQSO before it is vested, the optionee will not recognize any income and Siga will not receive a tax deduction until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of exercise). Upon lapse or release of such restrictions (i.e., when the shares vest), the optionee generally will include in gross income an amount equal to the fair market value of the shares at the time they vested, less the exercise price paid for them, and Siga will be entitled to a tax deduction in the same amount. The optionee's tax basis in the shares will equal their fair market value on the date the shares vested. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above.

      Pursuant to Section 83(b) of the Code, an optionee who exercises an option before it is vested may, within 30 days of exercise, elect to be taxed at ordinary income tax rates on the fair market value at the time of exercise of the common stock acquired through the pre-vesting exercise. If the election is made, the optionee will acquire a tax basis in the shares equal to the ordinary income recognized by the optionee at the time of award plus any amount paid for the shares, and Siga will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which an optionee previously made a
Section 83(b) election, the optionee will not be entitled to a loss deduction, unless the amount the optionee received upon forfeiture was less than the exercise price the optionee previously paid for such stock.

      Incentive Stock Options. In general, an optionee will not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss and will be subject to tax based on the holding period of the shares, as described in the discussion of NQSOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee will include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQSO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQSO.

      If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) will be long- or short-term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the shares were acquired through a pre-vesting exercise of the ISO, the portion of the income that is treated as compensation to the optionee, taxable as ordinary income, is the excess of the fair market value of the shares at the time they vested over the exercise price and the balance (if any) will be long- or short-term capital gain. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the optionee has held the shares for one year or less and otherwise will be a long-term capital loss.

      If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

      Siga is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, Siga will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of Siga in which the disqualifying disposition occurs.

      Deduction Limit under Section 162(m) of the Code. In general, Section 162(m) of the Code (the "Million-Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) will not be deductible by the corporation. Grants of options generally will be eligible for an exception to the Million-Dollar Limit applicable to certain qualified "performance-based compensation." In addition, the Option Plan permits the Committee to defer payments to covered employees until such individuals are no longer covered employees with respect to the Section 162(m) limitations. Consequently, it would appear that Siga's deduction for such amounts would be preserved.

      Withholding of Taxes. Whenever a participant is required to recognize compensation income taxable as ordinary income in connection with an Option, Siga may be obligated to withhold amounts for the payment of federal, state and local taxes. Siga may withhold (i) an amount in cash sufficient to satisfy its withholding obligations (when the income is recognized through the receipt of cash) or (ii) a number of shares, the fair market value of which is sufficient to satisfy such withholding requirements. Additionally, Siga may require that the participant remit to Siga an amount in cash sufficient to satisfy Siga's withholding obligations. At the election of the participant and subject to the approval of the Committee, the participant may satisfy any such withholding obligations by remitting to Siga shares of common stock with a fair market value sufficient to satisfy the withholding obligations.

      Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of an exercise of an option after the termination of a participant's employment by reason of death. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL (ITEM 3 ON THE ENCLOSED PROXY CARD) OF THE AMENDMENT AND RESTATEMENT OF SIGA'S AMENDED 1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals to be presented at the 2002 Annual Meeting of Stockholders, for inclusion in Siga's proxy statement and form of proxy relating to that meeting, must be received by Siga at its offices in New York, New York, addressed to the Secretary, not later than April 1, 2002. Such proposals must comply with Siga's By-Laws and the requirements of Regulation 14A of the 1934 Act.

      In addition, Rule 14a-4 of the 1934 Act governs Siga's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to Siga's 2002 Annual Meeting of Stockholders, if Siga is not provided notice of a stockholder proposal prior to June 17, 2002, Siga will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Pursuant to Section 16(a) of the 1934 Act and the rules thereunder, Siga's executive officers and directors and persons who own more than 10% of a registered class of Siga's equity securities are required to file with the Securities and Exchange Commission and The Nasdaq Stock Market, Inc. reports of their ownership of, and transactions in, Siga's common stock. Based solely on a review of copies of such reports furnished to Siga, and written representations that no reports were required, Siga believes that during the fiscal year ended December 31, 2000 its executive officers and directors complied with the Section 16(a) requirements.

                                  OTHER MATTERS

      At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ Thomas N. Konatich
                                          ----------------------
                                          Thomas N. Konatich
                                          Secretary

Dated: July 30, 2001

                                                                      APPENDIX 1

                             SIGA Technologies, Inc.

                  Amended and Restated Audit Committee Charter

           (as approved by the Board of Directors as of July 25, 2001)

      This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of SIGA Technologies, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence; Organization

      The members of the Committee shall meet the independence, experience and other requirements of the Nasdaq Stock Market, Inc., as amended from time to time, that are applicable to the Company.

      The Committee shall maintain free and open communication (including private executive sessions at least annually) with the independent auditors, the internal auditors, and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personnel and outside professionals. The Committee may retain special legal, accounting or other consultants as advisors. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (iii) representations made by management as to all audit and non-audit services provided by the auditors to the Company.

      The Board, with the assistance of the Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement). The outside auditors of the Company are ultimately accountable to the Board (as assisted by the Committee) as representatives of the stockholders.

      The Committee shall meet at least two times annually. One member of the Committee may be appointed as chair, who shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

Responsibilities

      The Committee's job is one of oversight. Management is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure


                                      1-1
compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

      The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members; accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements or any certification as to the work of the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations.

      Although the Board and the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

      o Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the annual financial statements of the Company and review the quarterly financial statements of the Company.

      o Evaluating, together with the Board, the performance of the independent auditors and, where appropriate, recommending the replacement of such auditors.

      o Annually obtaining from the independent auditors a formal written statement describing all relationships between the auditors and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships that may impact the objectivity and independence of the auditors, and shall consider whether the independent auditors' provision of information technology consulting and other non-audit services to the Company, if any, is compatible with the auditors' independence. The Committee shall recommend that the Board take appropriate actions to satisfy itself as to the auditors' independence.

      o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61, as modified or supplemented, and consideration of the quality of the Company's accounting principles as applied in its financial reporting. Such discussions may include a review of particularly sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures, and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in


                                      1-2
            the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

      o Preparing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission, and submitting such report to the Board for approval.

      o Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reviewing audit reports, reviewing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities and any management letters provided by the auditors and the Company's response to such letters, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

      o Providing oversight of the Company's auditing, accounting and financial reporting principles, policies, controls, procedures and practices, and reviewing significant changes to the foregoing as suggested by the independent auditors, internal auditors or management.

      o Annually obtaining from the independent auditors a formal written statement of the fees billed for audit services, information technology consulting services, and other non-audit services rendered by the independent auditors for the most recent fiscal year.

      o Reviewing with management and the independent auditors the interim financial information prior to the Company's filing of each Form 10-Q; this review shall be done by the Committee as a whole or through the Committee chair.

      o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal audit controls and procedures and the internal audit function's organization, responsibilities, plans, results, budget and staffing, as well as providing oversight to internal audit activities, including review of significant reports prepared by the internal auditors, and management's response.

      o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

      o Reporting its activities to the full Board and making such recommendations with respect to the above and any other matters as the Committee may deem necessary or appropriate.


                                      1-3

                                                                      APPENDIX 2

                             SIGA Technologies, Inc.
     Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan

1.    The Plan

The SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") was initially adopted in 1996. The Plan subsequently was amended in 1998, 1999 and 2000 to increase the number of shares of Company Stock with respect to which awards may be granted under the Plan. The Plan was amended and restated in its entirety and renamed the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan on May 3, 2001, by the Board of Directors, subject to approval by the stockholders of the Company. The Plan is hereby further amended and restated, subject to stockholder approval. The terms of the Plan, as amended and restated, shall apply to all Options granted after the effective date set forth in Section 24 hereof. The purposes of the Plan are to attract and retain the best available personnel, to provide an additional incentive to the employees, consultants and non-employee directors of SIGA Technologies, Inc., a Delaware corporation (the "Company"), and to promote the success of the Company's business.

1.    Definitions

      As used in the Plan, the following definitions apply to the terms indicated below:

      (a) "Affiliate" shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

      (b) "Board of Directors" shall mean the Board of Directors of SIGA Technologies, Inc.

      (c) "Cause" shall have the meaning set forth in any employment agreement between the Participant and the Company in effect as of the date the event giving rise to cause occurred. In the absence of such an employment agreement provision, "Cause" shall mean: (a) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company's policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties; or (e) any material violation by the Participant of the terms of any agreement between the Participant and the Company, including, without limitation, any employment or non-competition agreement.

            Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether


                                      2-1
            a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

      (d)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Committee" shall mean the Committee appointed by the Board of Directors to administer the Plan; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of
            Section 162(m) of the Code. With respect to any matters relating to the grant of Options to non-employee members of the Board of Directors or to individuals who are not reasonably expected to be "covered employees" within the meaning of Section 162(m) of the Code at the time the Option is exercised, the Committee may be the entire Board of Directors.

      (f) "Company" shall mean SIGA Technologies, Inc. or any successor thereto. References to the Company also shall include the Company's Affiliates unless the context clearly indicates otherwise.

      (g) "Company Stock" shall mean the common stock of the Company, par value $0.0001 per share.

      (h) "Disability" shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

      (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (j) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

            (i) If the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;


                                      2-2

            (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

            (iii) In the event that neither paragraph (i) nor (ii) shall apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

      (k) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the applicable Option Agreement.

      (l) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

      (m) "Option" shall mean an option to purchase shares of Company Stock (whether an Incentive Stock Option or a Non-Qualified Stock Option) that is granted pursuant to the Plan.

      (n) "Option Agreement" shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Option.

      (o) "Participant" shall mean an individual who is eligible to participate in the Plan pursuant to Section 5 hereof and to whom an Option is granted pursuant to the Plan, and, upon his or her death, the individual's successors, heirs, executors and administrators, as the case may be.

      (p) "Plan" shall mean this SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, as it may be amended from time to time. Prior to the effective date hereof, the Plan was referred to as the SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan and the SIGA Corporation 1996 Stock Option Plan.

      (q) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6 hereof upon the exercise of an Option.

      (r) References in this Plan to a "termination of employment" or to a Participant or employee who terminates employment or the like, mean the Participant's (i) ceasing to be employed by, or to provide consulting or other services for, the Company or any corporation (or any of its subsidiaries) which assumes the Participant's award in a transaction to which Section 424(a) of the Code applies or (ii) ceasing to be a member of the Board of Directors. For purposes of the foregoing, if a Participant (a) at the time of reference, is an employee, consultant or a member of the Board of Directors, or any two of the three relationships, or (b) ceases to be an employee, consultant or a member of the Board of Directors


                                      2-3
            and immediately is engaged in another of such relationships with the Company, the Participant shall not be considered to have terminated employment until he ceases the last of such relationships with the Company.

2.    Stock Subject to the Plan

      (a)   Plan Limit

      Subject to adjustment as provided in Section 9 hereof, the Committee may grant Options hereunder with respect to shares of Company Stock that in the aggregate do not exceed 7,500,000 shares. To the extent that any Options terminate, expire or are cancelled without having been exercised, the shares covered by such Options shall again be available for grant under the Plan.

      Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

      (b)   Individual Limit

      Subject to adjustment as provided in Section 9 hereof, during any calendar year, the Committee shall not grant any one Participant Options hereunder with respect to more than 4,900,000 shares of Company Stock, which limit shall include any shares represented by an Option granted within the same year that has been cancelled.

3.    Administration of the Plan

      The Plan shall be administered by the Committee, provided, however, that in the absence of the appointment of the Committee or for any other reason determined by the Board of Directors, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee. The Committee shall from time to time designate the individuals who shall be granted Options and the amount and type of such Options.

      The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it, correct any defect or supply any omission or reconcile any inconsistency in the Plan and any Option Agreement, adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and delegate such administrative responsibilities as it deems appropriate, provided, however, that the Committee shall retain the responsibility to designate the Option recipients and the amount and type of such Options. Decisions of the Committee shall be final and binding on all parties. The Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

      The Committee may, in its absolute discretion, without amending the Plan, accelerate the date on which any Option granted under the Plan becomes vested or otherwise adjust any of the terms of such Option (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Option unless the Committee determines that such adjustment is necessary or appropriate to prevent such Option


                                      2-4
from constituting "applicable employee remuneration" within the meaning of
Section 162(m) of the Code).

      Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment, and the impact, if any, of any such leave of absence on Options theretofore granted under the Plan. shall be determined by the Committee in its absolute discretion, subject to applicable law.

      A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

4.    Eligibility

      The persons who shall be eligible to receive Options pursuant to the Plan shall be (i) officers and salaried employees of the Company and its subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors (whether or not they also are employees of the Company), (iii) such consultants to the Company and its subsidiaries as the Committee shall select in its discretion, and (iv) any other key persons, as determined by the Committee in its sole discretion, provided, however, that Incentive Stock Options only may be granted to employees of the Company. For purposes of the preceding sentence, an employee means an individual who is (or is expected to be) classified as an employee of the Company for purposes of the Company's payroll. A director shall not be considered an employee of the Company as a result of the Company's payment of a director's fee.

5.    Options

      The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Option Agreement in such form and including such terms as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

      (a)   Identification of Options

      Each Option granted under the Plan shall be clearly identified in the applicable Option Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.


                                      2-5

      (b)   Exercise Price

      The exercise price-per-share of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the then Fair Market Value of a share of Company Stock) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Paragraph (d) of this Section 6, the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which Section 424(a) of the Code applies) and, to the extent any compensation payable in respect of an Option is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the exercise price-per-share of such Option shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted.

      (c)   Term and Exercise of Options

            (1) Each Option shall be exercisable at such times and under such conditions as determined by the Committee and set forth in the applicable Option Agreement, including performance criteria with respect to the Company and/or the Participant. Except as provided in Section 7 hereof, an Option shall first be exercisable as of the date on which it vests, and shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Option Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

            (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, at such time as the Committee reasonably may require. Such notice shall be accompanied by the Option Agreement evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Option Agreement shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:


                                      2-6

            (i) in cash, by certified check, bank cashier's check or wire transfer; or

            (ii) unless provided otherwise in the applicable Option Agreement, in shares of Company Stock owned by the Participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

            (iii) unless provided otherwise in the applicable Option Agreement, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, shall direct (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

            (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

            (v) In addition, the Company may, in its sole discretion and at the request of the Participant, (A) lend to the Participant, with full recourse, an amount equal to such portion of the payment for the shares of Company Stock pursuant to the Option as the Committee may determine; or (B) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering such payment.

Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

      (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

(d)   Limitations on Grant of Incentive Stock Options

      (1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive


                                      2-7

            Stock Options granted under this Plan and all other plans of the Company (and any plans of any "subsidiary corporation" or "parent corporation" of the Company within the meaning of Section 424 of the
            Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted, with the excess over the first $100,000 granted deemed to be Non-Qualified Stock Options. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain unchanged. Upon the exercise of an Option that, pursuant to this Section 6(d)(1) is treated in part as an Incentive Stock Option and in part as a Non-Qualified Stock Option, the Company shall issue separate stock certificates evidencing the shares of Company Stock treated as acquired upon exercise of an Incentive Stock Option and the shares of Company Stock treated as acquired upon exercise of a Non-Qualified Stock Option and shall identify each such certificate accordingly in its stock transfer records.

      (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" or "parent corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

      (e)   Grants of Reload Options

      If provided in the applicable Option Agreement, an additional option (the "Reload Option") shall be granted to any Participant who, pursuant to Section 6(c)(3)(ii), delivers shares of Company Stock in partial or full payment of the exercise price of an Option (the "Original Option"). The Reload Option shall be for a number of shares of Company Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Company Stock on the date of exercise of the Original Option, and shall have an expiration date no later than the expiration date of the Original Option. A Reload Option only may be granted if the exercise price-per-share of the Original Option is no less than the Fair Market Value of a share of Company Stock on its date of grant.

      (f)   Effect of Termination of Employment

      (1) Unless otherwise provided in an applicable Option Agreement, in the event that the employment of a Participant with the Company shall


                                      2-8
            terminate for any reason other than Cause, Disability or death (i) Options granted to such Participant, to the extent that they were vested at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

      (2) Unless otherwise provided in an applicable Option Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death or Disability of the Participant
            (i) Options granted to such Participant, to the extent that they were vested at the time of such termination, shall remain exercisable (pursuant to Section 16 hereof) until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

      (3) Unless otherwise provided in an applicable Option Agreement, in the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(c)).

(g)   Other Option Grants.

      The Committee, in its discretion, may grant Options with terms different than those set forth herein to the extent such Options are in substitution for and have terms equivalent to options granted by another company that was merged into or acquired by the Company or an Affiliate or whose assets or substantially all of whose assets were acquired by the Company or an Affiliate.

6.    Pre-Vesting Exercise

      (a)   Pre-Vesting Exercise

      The Committee, in an Option Agreement, may permit a Participant to exercise an Option prior to the date on which it vests; provided, however, the unvested portion of the Company Stock issuable upon exercise of such Option shall be subject to the nontransferability, forfeiture and repayment provisions of this Section 7 until such shares vest.

      (b)   Restrictions on Transferability

      Until a share of Company Stock vests, the Participant may not transfer or assign the Participant's rights to such share of Company Stock or to any cash payment related thereto. Until a share of Company Stock so vests, no attempt to transfer or assign such shares or the right


                                      2-9
to any cash payment related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee or assignee with any interest or right in or with respect to such share of Company Stock or such cash payment, and the attempted transfer or assignment shall be of no force and effect.

      Each such certificate that is issued pursuant to this Section 7 shall bear the following legend, in addition to any legends or restrictions imposed pursuant to Section 12 hereof:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan and an Agreement entered into between the registered owner of such shares and SIGA Technologies, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of SIGA Technologies, Inc."

      Such legend shall not be removed from the certificates evidencing such exercised shares of Company Stock until such shares vest, at which time stock certificates shall be issued pursuant to Section 12 hereof free of such legend.

      Each such stock certificate, together with the stock powers relating to such shares of Company Stock, shall be deposited by the Company with a custodian designated by the Company (the "Certificate Custodian"). The Company may designate itself as Certificate Custodian hereunder. The Company shall cause such Certificate Custodian to issue to the Participant a receipt evidencing the certificates that are registered in the name of the Participant and are held by the Certificate Custodian.

      (c)   Dividends

      Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Company Stock issued pursuant to this
Section 7, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Company Stock vests, and shall be promptly deposited with the Certificate Custodian designated pursuant to Section 7(b) hereof until such share vests, at which time such property shall be delivered to the Participant. Any such cash dividends, prior to the date the share vests, shall be merely an unfunded, unsecured promise of the Company to pay a sum of money to the Participant in the future.

      (d)   Forfeiture and Repayment

      Upon termination of a Participant's employment with the Company or an Affiliate for any reason (including death), all unvested shares of Company Stock exercised pursuant to any Option hereunder shall be immediately and irrevocably forfeited. In the event of any such forfeiture, the Certificate Custodian shall surrender to the Company as soon as practicable after the effective date of such forfeiture all certificates for such shares issued to Participant by the Company. As soon as practicable after such surrender, but in no event later than 30 days after


                                      2-10
such surrender, Participant shall be entitled to a payment by the Company in an amount, in cash equal to the aggregate of the exercise price-per-share paid for each exercised but unvested share of Company Stock so forfeited.

7.    Right of Recapture

      If at any time within one year after the date on which a Participant exercises an Option, the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm (a) results in the Participant's termination or deemed termination of employment for Cause or
(b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from such exercise shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of such exercise, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

8.    Adjustment Upon Changes in Company Stock

      (a)   Shares Available for Grants

      Subject to any required action by the stockholders of the Company, in the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Options under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Options may be granted under
Section 3 hereof as the Committee may deem appropriate. Any such adjustment pursuant to this Section 9(a) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (b)   Outstanding Options -- Increase or Decrease in
            Issued Shares Without Consideration

      Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option and the exercise price-per-share of Company Stock of each such Option. Any such adjustment


                                      2-11
pursuant to this Section 9(b) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (c)   Outstanding Options -- Certain Mergers

      Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option would have received in such merger or consolidation.

      (d)   Outstanding Options -- Certain Other Transactions

      In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

            (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option; or

            (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then vested) for an option on some or all of the property which a holder of the number of shares of Company Stock subject to such Option would have received in such transaction or on shares of the acquiror or surviving corporation and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

      (e)   Outstanding Options -- Other Changes

      In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 9(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or


                                      2-12
enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option, equal to the excess of (A) the Fair Market Value of Company Stock on the date of such cancellation over (B) the exercise price of such Option.

      (f)   Effect of Loss of Affiliate Status

      If an entity ceases to be an Affiliate because the Company sells its interest in such entity to another party or parties, such event shall constitute a termination of employment from the Company and its Affiliates by Participants employed by such entity as of the date it ceases to be an Affiliate. The Committee may, but need not, adjust the provisions of the Plan related to the expiration of any Options not yet vested at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Affiliate status.

      (g)   No Other Rights

      Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Option or the exercise price of any Option.

9.    Rights as a Stockholder

      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Option granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in Section 9 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10.   No Special Employment Rights; No Right to Option

      Nothing contained in the Plan or any Option Agreement shall confer upon any Participant any right with respect to the continuation of his or her employment by or other relationship with the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.

      No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to a Participant at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.


                                      2-13

11.   Securities Matters

      (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended from time to time, of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable. The Company shall not permit any shares of Company Stock to be issued pursuant to the Plan unless such shares of Company Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

      (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

12.   Withholding Taxes

      (a)   Cash Remittance

      Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares.


                                      2-14

      (b)   Stock Remittance

      At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by Section 13(a) hereof, the Participant may tender to the Company a number of shares of Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

      (c)   Stock Withholding

      The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option in lieu of requiring the remittance required by Section 13(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

13.   Amendment or Termination of the Plan

      The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Options as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (i) except as provided in Section 9 hereof, increases the number of shares of Company Stock with respect to which Options may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or (iii) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 14 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Option except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Options from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

14.   No Obligation to Exercise

      The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.


                                      2-15

15.   Transferability of Options

      (a) Except as otherwise provided in this Section 16, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      (b) Upon the death of a Participant, outstanding Options granted to such Participant that have not been transferred pursuant to Section 16(a) hereof may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer.

      (c) Any permissible transfer of an Option only shall be effective after the Committee shall have been furnished with an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

      (d) In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under an Option, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee).

16.   Expenses and Receipts

      The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

17.   Limitations Imposed by Section 162(m)

      Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Option may be limited as a result of Section 162(m) of the Code, the Committee may delay the payment in respect of such Option until a date that is within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code. In the event that a Participant exercises an Option at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of any such Option, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution.


                                      2-16

The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

18.   Mitigation of Excise Tax

      If any payment or right accruing to a Participant under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Participant from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (i) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (ii) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Participant as the Committee may deem relevant to its determination.

19.   Participant Obligation to Notify

      In the event that the Participant (a) disposes of any shares of Company Stock acquired upon the exercise of an Incentive Stock Option (i) prior to the expiration of two years after the date such Incentive Stock Option was granted or prior to one year after the date the shares were acquired or (ii) under any other circumstances described in Section 422(a) of the Code or any successor provision, or (b) makes an election under Section 83(b) of the Code or any successor provision, with respect to Company Stock acquired pursuant to Section 7 hereof, the Participant shall notify the Company of such disposition or election within 10 days thereof.

20.   Information to Participants

      To the extent required by applicable law, the Company shall provide to each Participant, during the period for which such Participant has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Participant, and no Participant shall have any right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or otherwise in connection with, the exercise of an Option.

21.   Funding

      All benefits payable under this Plan shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.


                                      2-17

22.   Failure to Comply

      In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Option, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within 10 days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.   Effective Date of Plan

      The Plan was initially adopted by the Board of Directors in 1996 and was approved by shareholders of the Company. The Plan was subsequently amended in 1998, 1999 and 2000 to increase the number of shares with respect to which Options may be granted under the Plan and each of the amendments was approved by the shareholders of the Company. An amendment and restatement to the Plan was approved by the Board of Directors, on May 3, 2001, subject to approval by the stockholders of the Company, and the Plan as further amended and restated was approved by the Board of Directors, as of June 29, 2001, subject to approval by the stockholders of the Company. Options that were not previously authorized by the stockholders of the Company under the provisions of the Plan as in effect prior to May 3, 2001 that have not yet been approved by the stockholders may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval. If the amended and restated Plan is not so approved on or before May 3, 2002, then the May 3, 2001 and the June 29, 2001 amendments and restatements of the Plan and all Options granted pursuant to such amendments and restatements shall forthwith automatically terminate and be of no force or effect.

24.   Term of the Plan

      The right to grant Options under the Plan will terminate on January 1, 2006 with respect to the 2,500,000 shares of Company Stock authorized under the provisions of the Plan in effect prior to this amendment and restatement, and on May 3, 2011 with respect to the additional 5,000,000 shares of Company Stock authorized pursuant to the May 3, 2001 amendment and restatement.

25.   Applicable Law

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.

26.   Severability

      If any provision of the Plan shall hereafter be held to be invalid, unenforceable or illegal in whole or in part, in any jurisdiction under any circumstances for any reason, (a) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent expressed by the Plan or (b) if such provision


                                      2-18
cannot be so reformed, such provision shall be severed from the Plan and, in the discretion of the Committee, an equitable adjustment shall be made to the Plan (including, without limitation, addition of necessary further provisions to the Plan) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of the Plan.


                                      2-19